                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      Award Software International, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          _____________________________________________________________________

     2.   Aggregate number of securities to which transaction applies:

          _____________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          _____________________________________________________________________

     4.   Proposed maximum aggregate value of transaction:

          _____________________________________________________________________

     5.   Total fee paid:

          _____________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          _____________________________________________________________________

     2.   Form, Schedule or Registration Statement No.:

          _____________________________________________________________________

     3.   Filing Party:

          _____________________________________________________________________

     4.   Date Filed:

          _____________________________________________________________________

                      AWARD SOFTWARE INTERNATIONAL, INC.
                            777 E. MIDDLEFIELD ROAD
                            MOUNTAIN VIEW, CA 94043

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 4, 1997

TO THE SHAREHOLDERS OF AWARD SOFTWARE INTERNATIONAL, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Award Software International, Inc., a California corporation (the "Company"), will be held on Wednesday, June 4, 1997, at 9:00 a.m. (local time), at Sunnyvale Hilton Inn, 1250 Lakeside Drive, Sunnyvale, California 94086, for the following purposes:

  1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

  2. To approve the Company's 1997 Equity Incentive Plan.

  3. To ratify the selection of Price Waterhouse LLP as independent accountants of the Company for its fiscal year ending December 31, 1997.

  4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on April 25, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ GEORGE C. HUANG
                                          George C. Huang
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Mountain View, California
May 5, 1997

  ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                      AWARD SOFTWARE INTERNATIONAL, INC.
                            777 E. MIDDLEFIELD ROAD
                            MOUNTAIN VIEW, CA 94043

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 4, 1997

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of Award Software International, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Wednesday, June 4, 1997, at 9:00 a.m. (local time) (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Sunnyvale Hilton Inn, 1250 Lakeside Drive, Sunnyvale, California 94086. The Company intends to mail this proxy statement and accompanying proxy card and its Annual Report for the year ended December 31, 1996 on or about May 5, 1997, to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

  The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, Corporate Investors Communications, Inc. ("CIC"). No additional compensation will be paid to directors, officers or other regular employees for such services, but CIC will be paid its customary fee, estimated to be about $1,200, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

  Only holders of record of Common Stock at the close of business on April 25, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 25, 1997 the Company had outstanding and entitled to vote 6,603,013 shares of Common Stock.

  Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

  All votes will be tabulated by the inspector(s) of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Except for Proposals 2 and 3, abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

REVOCABILITY OF PROXIES

  Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 777 E. Middlefield Road, Mountain View, California, 94043, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

  Proposals of shareholders that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company not later than Wednesday, December 31, 1997 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  There are seven nominees for the seven Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, six directors having been elected by the shareholders at the Company's last annual meeting. Mr. Willy Weck was appointed by the Board to fill the vacancy created by Mr. Theodor L. Lieven's resignation.

  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

  The seven candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

                       THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

  The names of the nominees and certain information about them are set forth below:

          NAME           AGe PRINCIPAL OCCUPATION/ POSITION HELD WITH THE COMPANY
          ----           --- ----------------------------------------------------
George C. Huang.........  55 Chairman of the Board of Directors, President, Chief
                             Executive Officer and Director of the Company
Cheng Ming Lee..........  54 President and Chief Executive Officer, Taiwan Venture
                             Capital Corporation and Fidelity Venture Capital Corporation
                             and Director of the Company
David S. Lee............  59 Chairman, CMC Industries, Inc. and Director of the Company
Masami Maeda............  63 President and Chief Executive Officer, Sun Corporation and
                             Director of the Company
Anthony Sun.............  44 General Partner, Venrock Associates and Director of the
                             Company
William P. Tai..........  34 General Partner, Walden Group and Director of the Company
Willy Weck..............  45 Finance Manager and Chief Financial Officer, Vobis
                             Microcomputer AG and Director of the Company

  GEORGE C. HUANG has served as Chairman of the Board of Directors, President, Chief Executive Officer and Director since July 1993. From January 1984 to the present, Dr. Huang has served as Chairman of the Board of Directors of GCH Systems, Inc. ("GCH"), a company that develops and markets embedded controllers, Application Specific Integrated Circuits and PC Systems, and from January 1984 until November 1994, he also served as Chief Executive Officer of GCH. From February 1987 to the present, Dr. Huang has served as a Director of GCH-Sun Systems Company Ltd. ("GSS"), a subsidiary of GCH. From January 1990 to May 1996, Dr. Huang served as a Director of Fidelity Venture Capital Corporation ("FVCC"), a shareholder of GCH and the Company. Dr. Huang received a B.S. from National Taiwan University, an M.S. from Washington State University and a Ph.D. in Electrical Engineering from the University of Washington. Dr. Huang and Lyon T. Lin, an executive officer of the Company, are brothers-in-law.

  CHENG MING LEE has served as a director since July 1993. From April 1987 to the present, Dr. Lee has served as the President and Chief Executive Officer of Taiwan Venture Capital Corporation ("TVCC") and FVCC, both of which are shareholders of the Company. Dr. Lee serves on the Board of Directors of Taiwan Opportunities Fund Limited and CNET Technology Corp. Dr. Lee received a B.S. from National Taiwan University, an M.S. from Stanford University and a Ph.D. in Chemical Engineering from the University of Houston.

  DAVID S. LEE has served as a director since December 1994. From May 1995 to the present, Mr. Lee has served as the Chairman of CMC Industries, Inc., a contract manufacturing company. From November 1985 to August 1994, Mr. Lee served as the President and Chief Executive Officer of DTC Data Technology Corporation (formerly Qume Corporation), a manufacturer of disk controller and communication peripherals. Mr. Lee serves on the Board of Directors of Linear Technology Corporation, Photonics Corporation and Centigram Communications Corporation. In addition, Mr. Lee is a member of the Board of Regents of the University of California. Mr. Lee holds an Honorary Doctorate of Engineering and a B.S. in Mechanical Engineering from Montana State University and an M.S. in Mechanical Engineering from North Dakota State University.

  MASAMI MAEDA has served as a director since January 1995. From April 1971 to the present, Mr. Maeda has served as President and Chief Executive Officer of Sun Corporation, a manufacturer of electronic devices. He is also a member of the Board of Directors of GCH and GSS.

  ANTHONY SUN has served as a director since October 1995. From 1979 to the present, Mr. Sun has been a general partner at Venrock Associates, a venture capital firm. Previously, Mr. Sun was employed by Hewlett-Packard, TRW and Caere Corporation. Mr. Sun is a director of Centura Software Corporation, a client/server software company, Cognex Corporation, a computer systems company, Conductus, Inc., a superconductive electronics company, Fractal Design Corporation, a multimedia software tools company, Inference Corporation, a client/server internet help desk software company, Komag, Inc., a computer storage component company, and Worldtalk Communications Corporation, a software application router company. Mr. Sun holds S.B.E.E., S.M.E.E. and Advanced Engineer degrees from the Massachusetts Institute of Technology and an M.B.A from Harvard University.

  WILLIAM P. TAI has served as a director since June 1995. From September 1991 to the present, Mr. Tai has been affiliated with the Walden Group of Venture Capital Funds, most recently as general partner. Concurrently, from August 1995 to the present, he has been Chairman of AUNET Corporation, an Asia-based affiliate of UUNET Technologies, Inc. From August 1987 to September 1991, Mr. Tai served as Vice President of Alex. Brown & Sons, Inc., where he was responsible for the firm's efforts in the semiconductor industry. Mr. Tai serves on the Board of Directors of Network Peripherals Inc. Mr. Tai holds a B.S. with Honors in Electrical Engineering from the University of Illinois and an M.B.A. from Harvard University.

  WILLY WECK has served as a director since April 30, 1997. From December 1993 to the present, Mr. Weck has served as Finance Manager and Chief Financial Officer of Vobis Microcomputer AG, a computer and peripherals retailing and production company. From January 1992 to December 1993, Mr. Weck served as head of the Controlling Department of Vobis Microcomputer AG. For a description of the voting agreement relating to Mr. Weck and Vobis Microcomputer AG, see "Certain Transactions."

BOARD COMMITTEES AND MEETINGS

  During the year ended December 31, 1996, the Board of Directors held eight meetings. During the year ended December 31, 1996, all directors except Dr. Cheng Ming Lee and Mr. Masami Maeda attended at least 75% of the meetings of the Board, and of the committees on which they served, held during the period for which they were a director or committee member, respectively. The Board has an Audit Committee and a Compensation Committee.

  The Audit Committee meets with the Company's independent accountants at least annually to review the results of the annual audit and to discuss the financial statements; recommends to the Board the independent accountants to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Messrs. David S. Lee and William P. Tai. It met once during such year.

  The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors: Messrs. David S. Lee, Anthony Sun and William P. Tai. It met three times during such year.

                                  PROPOSAL 2

                    APPROVAL OF 1997 EQUITY INCENTIVE PLAN

  In April 1997, the Board of Directors adopted the Company's 1997 Equity Incentive Plan (the "1997 Plan"). No awards have been made under the 1997 Plan. Shareholders are requested in this Proposal 2 to approve the 1997 Plan. If the shareholders fail to approve this Proposal 2, options granted under the 1997 Plan after the Annual Meeting will not qualify as performance-based compensation and, in some circumstances, the Company may be denied a business expense deduction for compensation recognized in connection with the exercise of these stock options. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the 1997 Plan, as amended.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 2.

  The essential features of the 1997 Plan are outlined below:

GENERAL

  The 1997 Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 1997 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1997 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

  The 1997 Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's employees and consultants are eligible to participate in the 1997 Plan.

ADMINISTRATION

  The 1997 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1997 Plan and, subject to the provisions of the 1997 Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the 1997 Plan to a committee composed of not fewer than two members of the Board who may, in the discretion of the Board, be non-employee directors within the meaning of Rule 16b-3 promulgated under the Securities Act of 1934, as amended ("Rule 16b-3"). The Board has delegated administration of the 1997 Plan to the Compensation Committee of the Board. As used herein with respect to the 1997 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

  Regulations under Section 162(m) of the Code require that the directors who serve as members of such committee must be "outside directors." The applicability of the 1997 Plan provides that, in the Board's discretion, directors serving on any such committee will also be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified retirement plan), (iii) current and former officers of the Company and (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of Section 162(m).

ELIGIBILITY

  Incentive stock options may be granted under the 1997 Plan to all employees (including officers) of the Company and its affiliates. All employees (including officers) and consultants are eligible to receive nonstatutory stock options under the 1997 Plan.

  No option may be granted under the 1997 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1997 Plan after 1997, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

  No person shall be eligible to be granted options covering more than 250,000 shares of the Company's Common Stock in any calendar year. The purpose of this limitation is generally to permit the Company to continue to be able to deduct for tax purposes the ordinary income attributable to the options granted under the 1997 Plan.

STOCK SUBJECT TO THE 1997 PLAN

  There are 700,000 shares of the Company's Common Stock authorized for issuance under the 1997 Plan. If options granted under the 1997 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1997 Plan.

TERMS OF OPTIONS

  The following is a description of the permissible terms of options under the 1997 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

  Exercise Price; Payment. The exercise price of incentive stock options under the 1997 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1997 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At March 31, 1997, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $11.50 per share.

  In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. The Company has provided that opportunity to employees in the past. To the extent required by Section 162(m), an option repriced under the 1997 Plan is deemed to be cancelled and a new option granted. Both the option deemed to be cancelled and the new option deemed to be granted will be counted against the 250,000 share limitation.

  The exercise price of options granted under the 1997 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company,
(ii) pursuant to a deferred payment arrangement; or (c) in any other form of legal consideration acceptable to the Board.

  Option Exercise. Options granted under the 1997 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by options to be granted under the 1997 Plan may be subject to different vesting terms but will typically vest at the rate of 25% on the first anniversary of the date of grant with 1/48th per month thereafter (25% per year) during the optionee's employment or services as a consultant. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1997 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price plus an interest factor should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

  Term. The maximum term of options under the 1997 Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1997 Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may be exercised at any time within twelve months of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within a period specified in the option after termination of such relationship, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will, by the laws of descent and distribution, by beneficiary designation; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer or shorter period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

ADJUSTMENT PROVISIONS

  If there is any change in the stock subject to the 1997 Plan or subject to any option granted under the 1997 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1997 Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during any calendar year, and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

  The 1997 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization or a change in ownership of 50% of the combined voting power of the Company's capital stock, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the 1997 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue options outstanding under the 1997 Plan, or to substitute similar options, then the voting of such options and the time during which such options may be exercised will be accelerated and the options terminated if not exercised during such time.

DURATION, AMENDMENT AND TERMINATION

  The Board may suspend or terminate the 1997 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1997 Plan will terminate on the day before the tenth anniversary of the date the Plan was approved by the Board or approved by the shareholders, whichever is earlier.

  The Board may also amend the 1997 Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is required to comply with Rule 16b-3, Section 422 of the Code or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the 1997 Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

  Under the 1997 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution or pursuant to a domestic relations order, unless otherwise provided in a stock option agreement. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

  Incentive Stock Options. Incentive stock options under the 1997 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

  Generally, there are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

  If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income.

  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

  Nonstatutory Stock Options. Nonstatutory stock options granted under the 1997 Plan generally have the following federal income tax consequences:

  There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

  Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to awards under the 1997 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

  Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specific period; (ii) the per-employee limitation is approved by the shareholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant. Options granted under the 1997 Plan that have an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant should qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation.

                                  PROPOSAL 3

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1997 and has further directed that management submit the selection of independent accountants for ratification by the shareholders at the Annual Meeting. Price Waterhouse LLP audited the Company's financial statements in 1996. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  Shareholder ratification of the selection of Price Waterhouse LLP as the Company's independent accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Price Waterhouse LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

  The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Price Waterhouse LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 3.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 31, 1997 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on March 31, 1997;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                          BENEFICIAL OWNERSHIP
                                                                  (1)
                                                          --------------------
                                                          NUMBER OF PERCENT OF
                      BENEFICIAL OWNER                     SHARES     TOTAL
                      ----------------                    --------- ----------
   Vobis Microcomputer AG (2)............................   989,441   14.26%
    Carlo-Schmid-Str. 12
    D-52146 Wurselen Germany
   George C. Huang (3)...................................   548,713    8.26%
    Award Software International, Inc.
    777 East Middlefield Road
    Mountain View, CA 94043
   Sun Corporation.......................................   424,797    6.24%
    250 Asahi, Kochino-Cho
    Konan City, Aichi 483 Japan
   Venrock Associates (4)................................   416,666    6.32%
    30 Rockfeller Plaza, #5508
    New York, NY 10112
   Taiwan Venture Capital Corporation....................   350,285    5.31%
    6th Floor, No. 143, Sec. 2,
    Ming-Shen East Road
    Taipei, Taiwan R.O.C.
   Willy Weck (2)........................................   989,441   14.26%
   Cheng Ming Lee (5)....................................   631,429    9.58%
   Masami Maeda (6)......................................   446,672    6.78%
   Anthony Sun (4)(7)....................................   428,705    6.41%
   Lyon T. Lin (8).......................................   150,819    2.27%
   William P. Tai (9)....................................   147,312    2.22%
   David S. Lee (10).....................................    73,500    1.11%
   Ann P. Shen (11)......................................    31,181       *
   Kevin J. Berry (12)...................................    18,489       *
   Maurice W. Bizzarri (13)..............................    16,405       *
   All directors and executive officers as a group (12
    persons) (14)........................................ 3,514,696   48.21%

--------
* Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedule 13D and 13G filed with the Securities and Exchange Commission ("SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 6,590,513 shares outstanding on March 31, 1997, adjusted as required by rules promulgated by the SEC.

(2) Mr. Weck is a nominee for director. Includes (i) 272,394 shares issuable pursuant to a warrant exercisable within 60 days of March 31, 1997 and
     (ii) 75,845 shares issuable pursuant to exercise of Vobis' Catch-up Right. See "Certain Transactions." Mr. Weck disclaims beneficial ownership of such shares held by Vobis.

(3) Includes (i) 13,609 shares held by Margaret Huang and (ii) 14,727 shares held by Dwight Huang, Dr. Huang's wife and son, respectively. Also includes 44,479 and 11,666 shares issuable pursuant to options exercisable within 60 days of March 31, 1997 by Dr. Huang and his wife, respectively. Dr. Huang disclaims beneficial ownership of shares held by his wife and son.

(4) Includes (i) 229,302 shares held by Venrock Associates, (ii) 104,031 shares held by Venrock Associates II, L.P. and (iii) 57,325 and 26,008 shares issuable pursuant to warrants exercisable within 60 days of March 31, 1997 by Venrock Associates and Venrock Associates II, L.P., respectively. Mr. Sun, a director of the Company, is a general partner of Venrock Associates. Mr. Sun disclaims beneficial ownership of shares held by such entities, except to the extent of his pecuniary interest therein.

(5)  Includes (i) 375,285 shares held by Taiwan Venture Capital Corporation,
     (ii) 318,445 shares held by Fidelity Venture Capital Corporation and
     (iii) 14,211 shares held by Hwaxing Capital Corporation. Dr. Lee, a director of the Company, is deemed to have voting power over the shares held by such entities. He disclaims beneficial ownership of the shares held by such entities.

(6) Includes (i) 424,797 shares held by Sun Corporation and (ii) 1,563 shares issuable pursuant to options exercisable within 60 days of March 31, 1997. Mr. Maeda, a director of the Company, is President, Chief Executive Officer and majority shareholder of Sun Corporation.

(7) Includes 12,039 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

(8) Includes (i) 6,500 shares held by Anne Lin, (ii) 5,000 shares held by each of Christine Lin and Eric Lin, Mr. Lin's wife and children, respectively, and (iii) 34,582 and 4,375 shares issuable pursuant to options exercisable within 60 days of March 31, 1997 by Mr. Lin and his wife, respectively. Mr. Lin disclaims beneficial ownership of shares held by his wife and children.

(9) Includes (i) 72,917 shares held by Walden Capital Partners II, L.P., (ii) 10,416 shares held by Walden Technology Ventures II, L.P. and (iii) 35,000 and 5,000 shares issuable pursuant to warrants exercisable within 60 days of March 31, 1997. Also includes 11,979 shares issuable pursuant to options exercisable within 60 days of March 31, 1997. Mr. Tai, a director of the Company, is a general partner of The Walden Group. Mr. Tai disclaims beneficial ownership of shares held by such entities, except to the extent of his pecuniary interest therein.

(10) Includes 43,500 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

(11) Includes 17,226 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

(12) Includes 18,489 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

(13) Includes 16,405 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

(14) Includes 228,333, 395,727 and 75,845 shares issuable pursuant to options, warrants and other rights, respectively, to purchase shares exercisable within 60 days of March 31, 1997 by executive officers and directors as a group.

                            EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

  During the fiscal year ended December 31, 1996, the Company's directors did not receive any cash compensation for service on the Board of Directors or any committee thereof, or reimbursement of any expenses in connection with attendance at Board and committee meetings.

COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

  The following table shows for the fiscal year ended December 31, 1996, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 1996 (the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

                                                                    SECURITIES
   NAME AND PRINCIPAL                                OTHER ANNUAL   UNDERLYING    ALL OTHER
        POSITION         YEAR SALARY($) BONUS($)    COMPENSATION($) OPTIONS(#) COMPENSATION($)
------------------------ ---- --------- --------    --------------- ---------- ---------------
George C. Huang          1996 $133,503  $ 52,650          --          35,000         --
 Chairman of the Board,  1995 $ 92,986       --           --             --          --
 President and Chief
 Executive Officer

Kevin J. Berry(1)        1996 $ 87,885  $ 32,063          --          17,500         --
 Vice President,
 Finance,
 Chief Financial
 Officer,
 Treasurer and Secretary

Maurice W. Bizzarri(1)   1996 $114,231  $ 30,000          --          17,500         --
 Vice President,
 Engineering

Lyon T. Lin              1996 $ 94,500  $150,285(2)       --          20,000         --
 General Manager,        1995 $110,618  $ 62,703(3)       --              --         --
 Taiwan,
 President, Award
 Software
 Hong Kong Limited

Ann P. Shen              1996 $ 91,461  $ 65,967(3)       --           7,500         --
 Vice President,         1995 $ 85,000  $ 32,090(3)       --             --          --
 Sales and Marketing

--------
(1) Total annual compensation for 1995 did not exceed $100,000.

(2) Represents sales commissions earned of $141,458 and cash bonus of $8,827.

(3) Represents sales commissions earned.

STOCK OPTION GRANTS AND EXERCISES

  The Company grants options to its executive officers under its 1995 Stock Option Plan (the "1995 Plan"). In March 1997, the Company increased the number of shares of Common Stock issuable under the 1995 Plan by 268,446 shares for option grants made to existing and newly hired employees of the Company, none of whom were executive officers. As of March 31, 1997, options to purchase a total of 1,406,396 shares were outstanding under the 1995 Plan and 9,000 options to purchase shares remained available for grant thereunder.

  The following tables show, for the fiscal year ended December 31, 1996, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                              POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED
                           NUMBER OF     % OF TOTAL                           ANNUAL RATE OF STOCK
                          SECURITIES      OPTIONS                            PRICE APPRECIATION FOR
                          UNDERLYING     GRANTED TO   EXERCISE OR                OPTION TERM(4)
                            OPTIONS     EMPLOYEES IN  BASE PRICE  EXPIRATION ----------------------
          NAME           GRANTED(#)(1) FISCAL YEAR(2)  ($/SH)(3)     DATE      5% ($)     10% ($)
          ----           ------------- -------------- ----------- ----------   ------   -----------
George C. Huang.........    35,000         10.64%       $11.00     04/29/07     $71,120    $341,320
Kevin J. Berry..........    17,500          5.32%       $10.00     04/29/07     $53,060    $188,160
Maurice W. Bizzarri.....    17,500          5.32%       $10.00     04/29/07     $53,060    $188,160
Lyon T. Lin.............    20,000          6.08%       $10.00     04/29/07     $60,640    $215,040
Ann P. Shen.............     7,500          2.28%       $10.00     04/29/07     $22,740    $ 80,640

--------
(1) Options granted generally become exercisable at the rate of 25% on the first anniversary date of grant and 1/48th monthly thereafter. The term of the option is ten years.
(2) Based on aggregate of 329,000 options granted to employees of, consultants to and directors of the Company during fiscal year ended December 31, 1996, including the Named Executive Officers.
(3) The exercise price per share of each option is equal to the fair market value of the Common Stock on the date of grant, except for the option granted to George C. Huang which is 110% of the fair market value of the Common Stock on the date of grant. As permitted by rules promulgated by the Securities and Exchange Commission, the Company is using its initial public offering price ($8.00) as a measure of market price for purposes of calculating the potential realizable value of the above-referenced options, which options were granted six months prior to the initial public offering.
(4) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit the shareholder.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                        NUMBER OF
                                                       SECURITIES       VALUE OF
                                                       UNDERLYING      UNEXERCISED
                                                       UNEXERCISED    IN-THE-MONEY
                                                       OPTIONS AT      OPTIONS AT
                                                      12/31/96 (#)    12/31/96 ($)
                         SHARES ACQUIRED    VALUE     EXERCISABLE/    EXERCISABLE/
          NAME           ON EXERCISE (#) REALIZED ($) UNEXERCISABLE UNEXERCISABLE(1)
          ----           --------------- ------------ ------------- -----------------
George C. Huang.........       --            --       28,750/66,250 $251,563/$229,688
Kevin J. Berry..........       --            --       11,666/30,834 $102,078/$112,298
Maurice W. Bizzarri.....       --            --        9,583/27,917  $83,851/$86,774
Lyon T. Lin.............       --            --       23,958/46,042 $209,633/$222,868
Ann P. Shen.............       --            --       12,482/21,068 $109,218/$116,845

--------
(1) Based on the fair market value of the Common Stock of the Company as of December 31, 1996 ($9.75), minus the exercise price, multiplied by the number of shares underlying the option.

                             EMPLOYMENT AGREEMENTS

  Except for its employees in Germany, none of the Company's employees is party to an employment agreement with the Company.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

  The Compensation Committee of the Board of Directors ("Committee") is composed of Messrs. David S. Lee, Anthony Sun and William P. Tai, none of whom are currently officers or employees of the Company. The Committee is responsible for establishing the Company's compensation programs for all employees, including executives. For executive officers, the Committee evaluates performance and determines compensation policies and levels.

COMPENSATION PHILOSOPHY

  The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term shareholder value. Key elements of this philosophy are:

  . Total compensation should be sufficiently competitive with other high-growth companies in the software industry so that the Company can attract and retain qualified executives.

  . The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

  . The Company provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

  BASE SALARY. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices.

  ANNUAL INCENTIVE. The bonus targets for executive officers are individually based. The Committee determines the amount targeted for the chief executive officer and the chief executive officer recommends to the Committee the bonus targets for the remainder of the executive officers. The amount of the bonus earned has historically been tied to the Company's sales and operating income. Specific financial and business objectives established under the bonus program are confidential commercial and business information and, as such, need not be disclosed pursuant to instruction 2 to Item 402(k) of Regulation S-K.

  As a percent of total cash compensation (percentage determined by dividing the target bonus by the sum of base salary and target bonus), 1996 target bonuses for the Named Executive Officers, who were all of the executive officers who earned incentive bonuses with respect to 1996, ranged from 21% to 61% with an average of 42%.

  The annual bonus is a variable pay program for officers and other senior managers of the Company to earn additional annual compensation (the "Bonus Plan"). The actual bonus award earned depends on the extent to which Company and individual performance objectives are achieved. At the start of each year, the Committee reviews and approves the annual performance objectives for the Company and individual officers. The Company objectives consist of operating, strategic and financial goals that are considered to be critical to the Company's fundamental long-term goal-- building shareholder value. With respect to officers and senior management other than the chief executive officer, the Committee places considerable weight on the recommendations of the chief executive officer.

  LONG-TERM INCENTIVES. The Company's long-term incentive program consists of the 1995 Stock Option Plan. The option program utilizes vesting periods (generally four years) to encourage key employees to continue in the employ of the Company. Through option grants, executives receive significant equity incentives to build long-term shareholder value. Grants are made at 100% of fair market value on the date of grant. Executives receive value from these grants only if the Company's Common Stock appreciates over the long-term. The size of option grants is determined based on competitive practices at leading companies in the software development industry and the Company's philosophy of significantly linking executive compensation with shareholder interests. In 1996, the Committee granted executive stock options that will vest over a four-year period.

CORPORATE PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

  Dr. Huang's base salary at the beginning of 1996 as President and Chief Executive Officer was $133,503. In setting this amount, the Committee took into account (i) the scope of Dr. Huang's responsibility and (ii) the Board's confidence in Dr. Huang to lead the Company's continued development. Considering these factors, Dr. Huang was granted an option to purchase 35,000 shares of Common Stock (representing less than 1% of the Company's fully diluted equity) as an incentive for future performance, an amount the Committee determined was consistent with competitive practices.

  During 1996, the Company achieved all of its corporate objectives. The Committee rated Dr. Huang's individual performance as successful primarily reflecting the Company's initial public offering in 1996, as well as the Company's achievement of its financial and other strategic goals determined at the beginning of 1996. This performance level resulted in a cash bonus of $52,650 for 1996 or 28% of his total cash compensation.

                                  CONCLUSION

  Through the plans described above, a significant portion of the Company's compensation program and Dr. Huang's compensation are contingent on Company performance, and realization of benefits is closely linked to increases in long-term shareholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

                            COMPENSATION COMMITTEE

                 David S. Lee, Anthony Sun and William P. Tai

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consists of Messrs. David S. Lee, Anthony Sun and William P. Tai. No member of the Compensation Committee of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. For a description of transactions and relationships involving the Company and members of the Compensation Committee, see "Certain Transactions."

                     PERFORMANCE MEASUREMENT COMPARISON(1)

  The following performance graph assumes an investment of $100 on October 25, 1996, the date of the Company's initial public offering, and compares the change to December 31, 1996 in the market price of the Common Stock with a broad market index (S&P 500) and an industry index (S&P Computers (Software & Services)). The Company paid no dividends during the periods shown; the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.



               COMPARISON OF 2 MONTH CUMULATIVE TOTAL RETURN

                             AWARD
Measurement Period           SOFTWARE       S&P          S & P
(Fiscal Year Covered)        INTL., INC.    500 INDEX    COMPUTERS
-------------------          -----------    ---------    ---------
Measurement Pt-10/25/96      $100           $100         $100
FYE  12/31/96                $122           $108         $111

(1) This section is not "soliciting material", is not being filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

                             CERTAIN TRANSACTIONS

FINANCINGS

  In January 1996, Vobis Microcomputer AG ("Vobis") purchased 570,033 shares of Common Stock at $12.28 per share and a warrant (the "Vobis Warrant") at $0.02 per warrant share to purchase 272,394 shares of Common Stock with an exercise price of $12.28 per share. Pursuant to that certain Investors' Rights Agreement, dated as of January 12, 1996, among the Company, Vobis and the other parties thereto (the "Investors Rights Agreement"), Vobis may elect in respect of future issuances of the Company's equity securities to purchase that number of shares as is necessary to maintain its ownership interest (in no event to exceed 17.5% assuming the exercise of the Vobis, Walden and Venrock Warrants) in the Company existing immediately prior to such future issuances, subject to certain restrictions (the "Catch-up Right"). Pursuant to the Catch-up Right, Vobis has the right until May 11, 1997 to purchase (a) up to 73,488 shares at a per share price of $10.625 and (b) up to 2,357 shares at a per share price of $6.75. The Catch-up Right expires and terminates in accordance with its terms upon the earlier of (i) the date upon which Vobis owns less than 8% of the Company's Common Stock assuming the exercise of the Vobis, Walden and Venrock Warrants or (ii) completion of an offering of shares of the Company's Common Stock under the Securities Act with an aggregate offering price to the public of at least $10,000,000 and a per share price of at least $13.60 (a "Qualified Public Offering"). In July 1996 and December 1996, Vobis acquired 41,169 and 30,000 shares at a per share price of $10.00 and $8.00, respectively, pursuant to its Catch-up Right.

  In connection with Vobis' investment, the Company entered into a voting agreement with Vobis, Walden Capital Partners II, L.P. and Walden Technology Ventures II, L.P (collectively, "Walden"), Venrock Associates and Venrock Associates II, L.P. (collectively, "Venrock") and the Company's Chief Executive Officer pursuant to which such shareholders agreed not to reduce the number of directors of the Board of Directors below five and to elect a person designated by Vobis to the Company's Board of Directors. Presently, Mr. Willy Weck is Vobis' designee to the Company's Board of Directors. This agreement will terminate upon the earlier of (i) January 12, 1999, (ii) a change of control of the Company, (iii) the date upon which Vobis owns less than 8% of the Company's outstanding shares of Common Stock assuming the exercise of the Vobis, Walden and Venrock Warrants, or (iv) completion of a Qualified Public Offering.

  The Vobis, Walden and Venrock Warrants contain a net exercise provision and expire upon the earlier of (i) September 30, 2000 or (ii) completion of a Qualified Public Offering. The holders of these warrants are entitled to certain rights with respect to the registration of the shares of Common Stock issuable upon exercise thereof under the Securities Act. Under the Investors' Rights Agreement, Vobis, Walden and Venrock have the right to purchase equity securities of the Company in respect of certain future issuances thereof, which right terminates upon a Qualified Public Offering.

  In January 1996, the Company repurchased 123,549 shares of the Company's Common Stock for an aggregate amount of $1,235,495, or $10.00 per share, from Intra Electronics Co., Ltd. ("Intra Electronics"), an affiliate of FVCC, TVCC and Dr. Cheng Ming Lee. Dr. Lee, a director of the Company, was a director of Intra Electronics at the time of repurchase. Dr. Lee disclaims beneficial ownership of any such shares held by Intra Electronics. This repurchase was made in order to minimize the dilution to the Company's remaining shareholders resulting from prior financing activities.

SELLING SHAREHOLDERS

  Certain of the Selling Shareholders who are relatives of Dr. Huang sold 45,000 shares of Common Stock in the Company's initial public offering effected on October 25, 1996 ("IPO"). Dr. Huang disclaims beneficial ownership of any of such shares held by his relatives.

  Certain of the Selling Shareholders who are relatives of Mr. Lin sold 45,000 shares of Common Stock in the IPO. Mr. Lin disclaims beneficial ownership of any of such shares held by his relatives.

  Sun Corporation sold 47,500 shares of Common Stock as a Selling Shareholder in the IPO.

  TVCC and FVCC sold 25,000 and 75,000 shares of Common Stock, respectively, as Selling Shareholders in the IPO.

MISCELLANEOUS

  The Company leases its office space in Taipei, Taiwan from Sun Corporation ("Sun") of which Mr. Maeda, a director of the Company, is President, Chief Executive Officer, director and majority shareholder, and GSS, an affiliate of Dr. George C. Huang, Dr. Cheng Ming Lee, Masami Maeda and Lyon T. Lin. In 1996, the Company made lease payments to Sun of $69,232. The Company also made lease payments to GSS of $128,192 during 1996.

  The Company has entered into an agreement with Sun pursuant to which Sun provides the Company with marketing services in Japan and access to office space in Tokyo, Japan. The Company made payments to Sun of $60,000 during 1996.

  The Company believes that the foregoing transactions were in its best interests. As a matter of policy, all future transactions between the Company and any of its officers, directors or principal shareholders will be approved by a majority of the independent and disinterested members of the Board of Directors, will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be in connection with bona fide business purposes of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, and with respect to, its most recent fiscal year and written representations that no other reports were required, if any, the filing requirements of Section 16(a) applicable to its officers, directors and 10% shareholder were satisfied during the fiscal year ended December 31, 1996, except as follows. Form 3s for such officers, directors and 10% shareholders were filed on October 24, 1996, the date on which the Company's Registration Statement on Form S-1, File No. 333-05107 was declared effective. The Form 3s were required to be filed on August 4, 1996, the date upon which the Company's Registration Statement on Form 8-A automatically became effective under the Securities Exchange Act of 1934, as amended. Public trading of the Company's Common Stock commenced on October 25, 1996. Prior to that, there was no public market for the Company's Common Stock.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ GEORGE C. HUANG
                                          George C. Huang
                                          Chairman of the Board, President
                                          and Chief Executive Officer

May 5, 1997

  A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, AWARD SOFTWARE INTERNATIONAL, INC., 777 E. MIDDLEFIELD ROAD, MOUNTAIN VIEW, CALIFORNIA, 94043.

                                                                   SKU#1543-PS97

                                                                      APPENDIX A

                      AWARD SOFTWARE INTERNATIONAL, INC.

                          1997 EQUITY INCENTIVE PLAN

                              ADOPTED APRIL 1997



1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)  "BOARD" means the Board of Directors of the Company.

     (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "COMPANY" means Award Software International, Inc., a California corporation.

     (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     (h) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (i)  "DIRECTOR" means a member of the Board.

     (j) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (k)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (l) "FAIR MARKET VALUE" means the value of the common stock as determined in good faith by the Board.

     (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (n) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q)  "OPTION" means a stock option granted pursuant to the Plan.

     (r) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (s) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (t) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (u)  "PLAN" means this 1997 Equity Incentive Plan.

     (v) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

     (w)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

          (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)  To amend the Plan or an Option as provided in Section 11.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee") of the Board who may, in the discretion of the Board, be Non-Employee Directors within the meaning of Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate seven hundred thousand (700,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than two hundred fifty thousand (250,000) shares of the Company's common stock in any calendar year.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order, unless otherwise provided in a stock option agreement. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option

Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan.

     (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate.

     (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Optionee as a result of the exercise of the Option; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.   MISCELLANEOUS.

     (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, with or without cause and with or without notice.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) (1) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) shareholder (as defined in subsection 5(b)), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date.

          (2) Shares subject to an Option canceled under this subsection 9(e) shall continue to be counted, for the applicable period in which it was granted, against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this subsection 9(e), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted for the applicable period against the maximum awards of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 9(e) shall be applicable only to the extent required by
Section 162(m) of the Code.

10.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Options will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (4) the acquisition by any person, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then: (i) any surviving or acquiring corporation shall assume Options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to stockholders in the transaction described in this Subsection 10(b)) for those outstanding under the Plan, or (ii) in the event any surviving or acquiring corporation refuses to assume such options or to substitute similar options for those outstanding under the Plan, (A) with respect to Options held by persons then performing services as Employees, Directors or Consultants, the vesting of such Options and the time during which such Options may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such termination and at or prior to such event, and (B) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised prior to such event.

11.  AMENDMENT OF THE PLAN AND OPTIONS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is required to comply with Rule 16b-3, Section 422 of the Code or any Nasdaq or securities exchange listing requirements.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan was adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Option granted while the Plan is in effect shall not be or impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Option was granted.

13.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                                                                      APPENDIX B

                       AWARD SOFTWARE INTERNATIONAL, INC.

                             INCENTIVE STOCK OPTION


1~, Optionee:

          Award Software International, Inc. (the "Company"), pursuant to its 1997 Equity Incentive Plan (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees
(including officers), directors or consultants.   Defined terms not explicitly
defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

          The details of your option are as follows:


          1. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of shares of Common Stock subject to this option is 2~.

          2. VESTING. Subject to the limitations contained herein, 3~ of the shares will vest (become exercisable) on 4~ and 5~ of the shares will then vest each month thereafter until either (i) you cease to provide services to the Company for any reason, or (ii) this option becomes fully vested.

          3.  EXERCISE PRICE AND METHOD OF PAYMENT.

              (a) EXERCISE PRICE. The exercise price of this option is _______ _____________________________________________________ ($_______) per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

              (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                  (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

                  (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                  (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

                  (iv) Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

          4. WHOLE SHARES. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

          5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

          6. TERM. The term of this option commences on _______,1997, the date of grant, and expires on ______, 2007 (the "Expiration Date," which date shall be no more than ten (10) years from the date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company unless one of the following circumstances exists:

              (a) Your termination of Continuous Status as an Employee, Director or Consultant is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code). This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant.

              (b) Your termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three (3) months following your termination of Continuous Status as an Employee, Director or Consultant for any other reason. This option will then expire on the earlier of the Expiration Date set forth above or eighteen (18) months after your death.

                                       2.

              (c) If during any part of such three (3) month period you may not exercise your option solely because of the condition set forth in paragraph 5 above, then your option will not expire until the earlier of the Expiration Date set forth above or until this option shall have been exercisable for an aggregate period of three (3) months after your termination of Continuous Status as an Employee, Director or Consultant.

              (d) If your exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under section 16(b) of the Securities Exchange Act of 1934, then your option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

          However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

          In order to obtain the federal income tax advantages associated with an "incentive stock option," the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company or an Affiliate of the Company, except in the event of your death or permanent and total disability. The Company has provided for continued vesting or extended exercisability of your option under certain circumstances for your benefit, but cannot guarantee that your option will necessarily be treated as an "incentive stock option" if you provide services to the Company or an Affiliate of the Company as a consultant or exercise your option more than three (3) months after the date your employment with the Company and all Affiliates of the Company terminates.

          7.  EXERCISE.

              (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in the form attached hereto) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to section 6 of the Plan.

              (b) By exercising this option you agree that:

                  (i) as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise; and

                                       3.

                  (ii) you will notify the Company in writing within fifteen
(15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option.

          8. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

          9. OPTION NOT A SERVICE CONTRACT. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective stockholders, board of directors, officers or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

          10. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

                                       4.

          11. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

          Dated the __________________, 1997.


                                    Very truly yours,

                                    AWARD SOFTWARE INTERNATIONAL, INC.



                                    By__________________________________________
                                         Duly authorized on behalf of the Board
                                         of Directors

ATTACHMENTS:

       1997 Equity Incentive Plan
       Notice of Exercise

                                       5.

The undersigned:

     (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

     (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

     NONE      ______________
               (Initial)

     OTHER     __________________________________
               __________________________________
               __________________________________





                              _____________________________________________
                              1~, OPTIONEE

                              Address:   __________________________________
                                         __________________________________


                                       6.

                               NOTICE OF EXERCISE



Award Software International, Inc.
777 E. Middlefield Road
Mountain View, CA 94043            Date of Exercise:  ____________________


Ladies and Gentlemen:

     This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.


     Type of option (check one):    Incentive  [_]        Nonstatutory  [_]

     Stock option dated:            __________________

     Number of shares as
     to which option is
     exercised:                     __________________

     Certificates to be
     issued in name of:             __________________

     Total exercise price:          $_________________

     Cash payment delivered
     herewith:                      $_________________

     Value of _________ shares
     of Award common stock
     delivered herewith/1/:         $_________________


-----------------------
/1/ Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

     By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1997 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and
(iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

     I acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting any restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

     I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                    Very truly yours,




                                    ------------------------------------
                                    1~

                                                                      APPENDIX C

                       AWARD SOFTWARE INTERNATIONAL, INC.

                           NONSTATUTORY STOCK OPTION

1~, Optionee:

          Award Software International, Inc. (the "Company"), pursuant to its 1997 Equity Incentive Plan (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees
(including officers), directors or consultants.   Defined terms not explicitly
defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

     The details of your option are as follows:

     1. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of shares of Common Stock subject to this option is 2~.

     2. VESTING. Subject to the limitations contained herein, 3~ of the shares will vest (become exercisable) on 4~ and 5~ of the shares will then vest each month thereafter until either (i) you cease to provide services to the Company for any reason, or (ii) this option becomes fully vested.

     3.  EXERCISE PRICE AND METHOD OF PAYMENT.

          (A) EXERCISE PRICE. The exercise price of this option is ____________ ________________________________________ ($______) per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

          (B) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

                (ii) Payment pursuant to a program developed under Regulation
T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

                (iv) Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

     4. WHOLE SHARES. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

     5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

          6. TERM. The term of this option commences on _______, 1997, the date of grant, and expires on ________, 2007 (the "Expiration Date," which date shall be no more than ten (10) years from the date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company unless one of the following circumstances exists:

          (a) Your termination of Continuous Status as an Employee, Director or Consultant is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code). This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant.

          (b) Your termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three (3) months following your termination of Continuous Status as an Employee, Director or Consultant for any other reason. This option will then expire on the earlier of the Expiration Date set forth above or eighteen (18) months after your death.

          (c) If during any part of such three (3) month period you may not exercise your option solely because of the condition set forth in paragraph 5 above, then your option will not expire until the earlier of the Expiration Date set forth above or until this option shall have been exercisable for an aggregate period of three (3) months after your termination of Continuous Status as an Employee, Director or Consultant.

          (d) If your exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under section 16(b) of the Securities Exchange Act of 1934, then your option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

          However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

     7.  EXERCISE.

          (A) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in the form attached hereto) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to section 6 of the Plan.

          (B) By exercising this option you agree that as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

     8. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution or pursuant to a domestic relations order, and is exercisable during your life only by you or a transferee pursuant to a domestic relations order. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

     9. OPTION NOT A SERVICE CONTRACT. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective stockholders, board of directors, officers or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

          10. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

          11. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

      Dated the _______________, 1997.

                                           Very truly yours,

                                           AWARD SOFTWARE INTERNATIONAL, INC.



                                           By_______________________________
                                                   Duly authorized on behalf of
                                                   the Board of Directors

ATTACHMENTS:

       1997 Equity Incentive Plan
       Notice of Exercise

The undersigned:

     (A) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

     (B) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

     NONE      _____________________
               (Initial)

     OTHER     __________________________________
               __________________________________
               __________________________________




                              ____________________________________
                              1~, OPTIONEE

                              Address:    ________________________
                                          ________________________

                               NOTICE OF EXERCISE



Award Software International, Inc.
777 E. Middlefield Road
Mountain View, CA 94043            Date of Exercise:  ____________________


Ladies and Gentlemen:

     This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.


     Type of option (check one):    Incentive  [_]    Nonstatutory  [_]

     Stock option dated:            _____________________

     Number of shares as
     to which option is
     exercised:                     _____________________

     Certificates to be
     issued in name of:             _____________________

     Total exercise price:          $____________________

     Cash payment delivered
     herewith:                      $____________________

     Value of _______ shares
     of Award common
     stock delivered herewith(1):   $____________________

_____________________
(1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

     By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1997 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and
(iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

     I acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting any restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

     I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                            Very truly yours,



                                             ________________________________
                                             1~

                                                                      APPENDIX D
                      AWARD SOFTWARE INTERNATIONAL, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 4, 1997


          The undersigned hereby appoints GEORGE C. HUANG and KEVIN J. BERRY, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of AWARD SOFTWARE INTERNATIONAL, INC. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of AWARD SOFTWARE INTERNATIONAL, INC. to be held at Sunnyvale Hilton Inn, 1250 Lakeside Drive, Sunnyvale, California 94086 on Wednesday, June 4, 1997 at 9:00 a.m., (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

          UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:  To elect directors to hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

[_] FOR all nominees listed below        [_] WITHHOLD AUTHORITY to
    (except as marked to the contrary        vote for all nominees listed below.
    below).

NOMINEES: George C. Huang, Cheng Ming Lee, David S. Lee, Masami Maeda, Anthony
          Sun, William P. Tai and Willy Weck.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S) BELOW

________________________________________________________________________________

________________________________________________________________________________


MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

PROPOSAL 2:    To approve the Company's 1997 Equity Incentive Plan.

      [_] FOR                   [_] AGAINST                       [_] ABSTAIN


PROPOSAL 3:  To ratify selection of Price Waterhouse LLP as independent accountants of the Company for its fiscal year ending December 31, 1997.

      [_] FOR                   [_] AGAINST                       [_] ABSTAIN

                          (Continued from other side)



Dated ______________, 1997   __________________________________________________

                             __________________________________________________
                                                SIGNATURE(S)



                              Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.



PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.